AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 2 (“Amendment”) to Securities Purchase Agreement dated August 28, 2006 (the “SPA”), is made as of October 20, 2006, by and among Cornell Capital Partners, LP (“Cornell Capital”) and Mobilepro Corp. (the “Company”).

WHEREAS, under the SPA the Company is to receive from Cornell Capital up to $7,000,000 in convertible debt financing; and

WHEREAS, the Company has received $2,300,000 of the $7,000,000 available to it under the terms of the SPA; and

  WHEREAS, the Company filed an amendment dated September 20, 2006 to the SPA to delay the second of three tranches under the SPA from December 1, 2006 to February 1, 2007; and

WHEREAS, in light of expected financing to be provided by a Fortune 500 company to the Company, Cornell Capital has agreed to accelerate 50% of the second tranche or $1,175,000 to allow for partial funding of the second tranche between November 1, 2006 and November 15, 2006; and

WHEREAS, for the above reasons the parties to this Amendment desire to amend the SPA.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Amendment to Section 1(b)(ii) of the SPA. Section 1(b)(ii) of the SPA is hereby amended and restated in its entirety as follows:

(b)    Closing Date.

(ii)
The Second Closing of the purchase and sale of the Convertible Debentures shall take place in two equal installments of $1,175,000 at 4:00 p.m. Eastern Standard Time on or before November 15, 2006 and February 1, 2007, subject to notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 6 and 7 below, provided, however, that Buyer shall use its commercially reasonable best efforts to advance the first $1,175,000 earlier than November 15, 2006.

Section 3. Effect of Amendment. Except as amended hereby, the SPA shall continue in full force and effect and are hereby incorporated herein by this reference.

Section 4. Governing Law. This Amendment shall be governed by and construed under the laws of the State of New Jersey.

Section 5. Titles and Subtitles. The titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

Section 6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed as of the date first set forth above.

MOBILEPRO CORP.

By:
Name: Jay O. Wright
Title: CEO

CORNELL CAPITAL PARTNERS, LP

By:	Yorkville Advisors, LLC
Its:	General Partner

By:
Name: Mark Angelo
Its: Portfolio Manager

Signature Page to Amendment No. 2 to the Securities Purchase Agreement

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